SASCO 2005-GEL1
Credit Risk Manager Report
September 2005
Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three       Loss Analysis
Section Four        Analytics

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1
Executive Summary
September 2005

Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
                                 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
                                 Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                     Closing Date    7/31/05**      7/31/05 as
                                                     a % of
                                                   Closing Date
Collateral Balance    $155,257,025  111,708,446      71.95%
Loan Count              1,230         972            81.87%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Analysis
Charge-off Candidate
Murrayhill ID 60066575

-In June 2005, Murrayhill asked the servicer if an equity analysis had been performed on this property. The servicer responded that an equity analysis was performed in May 2005, which recommended charging off this second lien. However, the loss mitigaiton department was attempting to work out a loss mitigation strategy with the borrower. -According to the 8/31/2005 data file, the servicer is no longer attempting to workout a loss mitigation strategy with the borrower.
For every month this loan is not charged off, the servicer is advancing $137 in interest.
-Additionally, this property is located in a area that has been declared a disaster area as a result of Hurricane Rita. -Murrayhill has asked the servicer when this loan would be charged off.

Value Decline
Murrayhill identified two loans which have had value declines of $150,000 or more. Murrayhill asked the servicer to explain the reason for these value declines. Both of these loans entered foreclosure status in August 2005. Based on state foreclosure timelines, these loans should proceed to foreclosure sale in December 2005. Below are details on these two loans.

Murrayhill ID Original Value Most recent Value Value Decline Est. Loss 6006741 $210,000 (2/27/2004) $55,000 (8/26/2005) $155,000 (74%)$137,706(82%)
6006860 $760,000 (6/22/2004) $485,000 (8/13/2005) $275,000(36%)$91,260(18%)


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Hurricane Rita
There are 66 loans within this portfolio that are located in areas which have been declared disaster areas, as a result of Hurricane Rita.
These loans account for $6,726,926 in unpaid principal balances.
As of 8/31/2005, nine of these loans were delinquent with $569,245 in unpaid principal balances. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Below is a table detailing the assistance declarations for these loans.

There are 21 loans in an individual assistance declaration with a total balance of $2,207,131, which allows individuals within those counties to file claims with FEMA to cover living expenses as well as other services such as temporary housing, transportation, home repair grants, and medical costs. The dollar amount of assistance can be up to $26,200.

There are 45 loans in a public assitance declaration with a total balance of $4,519,795, which allows city officials and non-profit organizations to file claims with FEMA for expenses relating to the clean-up or services needed at a city level such as debris removal,infrastructure repairs,handing out food, water, ice, etc. Individuals located in thesecounties can still file a claim with FEMA but will be added to a secondary queue for claim review after individualassistance claims.


Collateral Statistics
                               Loan Count         Summed Balance

Suspect Original Appraisals*        2             $196,562
First Payment Default               1             $162,500
Early Payment Default**             1             $99,948
*A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     206           $6,374,627
30 Days Delinquent                  9            $217,074
60 Days Delinquent                  3            $104,564
90+ Days Delinquent                 9            $288,610

Delinquencies
                                30  60   90+   F   R
As Reported on Remittance:      44  27   28    29  3
As Reported by the Servicer:    43  24   283   29  1
Difference:                      0   1    2     0  2

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
9/25/2005    $116,880,258   $4,961,336       4.24%
8/25/2005    $121,439,562   $4,364,534       3.59%
7/25/2005    $126,268,394   $4,682,330       3.71%

Prepayment Premium Analysis

Prepayment Premium Issues from Previous Months

Murrayhill ID 6005717 was paid in full in the 8/25/2005 distribution with an active prepayment flag, but a premium was not remitted. Murrayhill asked the servicer to provide the note and rider which specify the term had already expired. The servicer provided the note and the rider and the prepayment term expired in May 2005.


Prepayment Premium Issues for the Current Month

In the 9/25/2005 remittance, 10 loans with active prepayment flags were paid off totaling $55,513.Please refer to the prepayment premiumanalysis section of this report for additional information on the loans that were paid off in July 2005.

Loss Analysis

In the 9/25/2005 remittance, this security experienced one loss, totaling a net loss of $20,350. High losses to this security are considered to be those exceeding $50,000 and/or with a severity over 50 percent. This month, no loans met these criteria.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Loan-Level Report
Copyright 2005 The Murrayhill Company. All Rights Reserved.
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
R0
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
believed to be the most accurate value according to these formulas is shown on the report. When no based on credit class.
Loan-Level Report Definitions
Copyright 2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6005835 TX
514
8/11/2000
2/1/2005
BPO 15%
9%
-763.30% 2/1/2006 6CC36999
Monitor
($181,666) $163,000
$225,000
$23,800
$20,394 8/3/2005
Default Reason: (Unknown)
2
10/12/2005 A BPO performed on 8/3/2005 valued this property at $225,000. This is a $62,000 or 38 percent value increase since origination. Murrayhill asked the servicer for the senior lien delinquency status and unpaid principal balance. 10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/16/2005 A BPO was performed in June 2005, which valued this property at $165,000.
8/12/2005 This second lien is 90 days delinquent. Murrayhill asked the servicer if an updated valuation has been performed.
6005855 MS
570
4/14/1999
6/13/2005
BPO 33%
4%
-1460.82% 8/13/2006 C3693693
Monitor - Pay Plan
($365,207) $75,000
$420,000
$25,000
$18,203 6/21/2005
Default Reason: (Unknown)
2
9/1/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Katrina.
6006017 IN
592
7/1/2002
4/1/2005
BPO 95%
227%
84.97% 1/1/2007 3CC33699
Monitor - Pay Plan
$50,982 $63,000
$26,000
$60,000
$58,913 6/12/2005
Default Reason: (Unknown)
1
10/11/2005 The borrower made a payment in August 2005.
9/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $50,982, a severity of 85 percent. A BPO performed on 6/12/2005 valued the property at $26,000. This represents a 59 percent or $37,000 value decline since origination. The borrower has been set up on a repayment plan, scheduled to begin on 9/1/2005 through 2/28/2006. Murrayhill asked the servicer to explain the large value decline.
6006065 MN
650
12/15/2003
2/15/2005
BPO 20%
20%
-333.06% 10/15/2006 36C36999
Monitor
($143,883) $216,000
$215,000
$43,200
$42,612 3/11/2005
Default Reason: (Unknown)
2
9/12/2005 This second lien has a LIPD of 2/15/2005. Murrayhill asked the servicer if a notice of intent has been sent to the borrower, as an equity analysis cannot be completed until the debt has been accelerated.
6/9/2005 A BPO performed on 3/11/2005 valued this property at $215,000. This is a five percent value decline since origination. This loan has been added to the Watchlist because Murrayhill is estimating a loss of $46,874, a severity of 109 percent.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006099 MI
544
7/1/2004
4/1/2005
BPO 93%
138%
43.83% 11/1/2006 CCCCC36F
Monitor - Pay Plan
$110,239 $270,000
$179,900
$251,500
$248,837 7/17/2005
Default Reason: (Unknown)
1
10/11/2005 The borrower was set up on a repayment plan on 8/5/2005. The borrower did not make a payment and this loan entered foreclosure status on 8/17/2005. Based on Michigan foreclosure timelines, this loan should go to foreclosure sale in October 2005.
9/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $110,239. A BPO performed on 7/17/2005 valued the property at $179,900. This represents a 33 percent or $90,100 value decline since origination. Murrayhill asked the servicer to explain the large value decline. The borrower has been set up on a repayment plan scheduled for 8/5/2005 through 2/28/2006.
6006280 TX
509
7/1/2004
12/1/2004
Sale Price 80%
78%
-4.88% 12/1/2005 CFFFRRR
Monitor
($4,788) $122,500
$125,000
$98,000
$98,000 m/d/yyyy
Default Reason: (Unknown)
1
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/11/2005 This loan entered REO status on 6/9/2005. Murrayhill will continue to monitor this loan through the liquidation process.
7/12/2005 The borrower was set up on a payment plan on 5/13/2005. A payment was not made in May 2005. Murrayhill expects a payment to be made by June 2005. 5/17/2005 This loan entered foreclosure status on 3/30/2005. Based on Texas state timelines, this loan should go to foreclosure sale in May 2005. A BPO performed on 3/16/2005 valued the property at $127,500 which resulted in a value increase of four percent.
6006282 TX
543
11/1/2004
6/1/2005
BPO 86%
87%
8.19% 6/1/2006 CCCC3663
Monitor
$7,899 $112,000
$110,000
$96,400
$95,949 6/4/2005
Default Reason: (Unknown)
1
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/11/2005 The borrower was set up on a payment plan which began on 6/30/2005 and is scheduled to go through 2/28/2005. The borrower did not make a payment in June 2005.
6006297 MN
536
10/1/1998
2/1/2005
BPO 99%
59%
-36.63% 10/1/2006 366999
Monitor
($43,668) $120,000
$185,000
$119,200
$109,699 5/11/2005
Default Reason: Marital Difficulties
1
U 33.00% 9672598238
10/12/2005 This loan has a LIPD of 2/1/2005. As of 8/31/2005, this loan is not protected by bankruptcy and the borrower is not on a repayment plan. Murrayhill asked the servicer to explain the delay in proceeding to foreclosure status. SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6005681 WI
511
9/1/2004
1/1/2005
BPO 32%
34%
98.94% 10/1/2006 69999999
Monitor
$24,736 $77,000
$72,500
$25,000
$24,746 7/21/2005
Default Reason: (Unknown)
2
10/11/2005 According to the servicer's system, this loan has been approved for charge off. The senior lien has an unpaid principal balance of $52,986. The net present value is $3,291. Murrayhill agrees with the servicer's decision to charge off this loan.
9/12/2005 The borrower did not make a payment in July 2005.
8/11/2005 The borrower is delinquent on the repayment plan, but is still remitting payments. The borrower paid the payment due on 7/1/2005 on 8/8/2005. The senior lien is now delinquent and the senior lien's unpaid principal balance is $50,971.
7/12/2005 The borrower is performing on the repayment plan. Based on a BPO performed on 1/12/2005, the value of the property is $70,000. According to the servicer system, the senior lien is current and has an unpaid principal balance of $51,009. Based on the valuation and the senior lien balance, Murrayhill is estimating a loss of $27,282, a severity of 109 percent. Murrayhill will recommend an equity analysis be performed if the borrower becomes delinquent on the repayment plan.
5/10/2005 Per servicer system, the borrower has paid the down payment for the forbearance agreement on 4/19/2005.
3/22/2005 The servicer will not review this for charge-off at this time. The borrower is now current on the senior lien and trying to bring the junior lien current. Payment was received and posted to account on 03/18/05.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006325 TX
509
2/1/2002
2/1/2005
BPO 94%
88%
8.52% 2/1/2006 FFF3FFFF
Monitor
$8,460 $105,500
$109,000
$99,222
$96,373 8/8/2005
Default Reason: (Unknown)
1
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
9/12/2005 According to the servicer's response, the foreclosure was started on 7/23/2002. The borrower was on a stipulated repayment plan which broke on 11/22/2004.
8/11/2005 According to the 6/30/2005 data file, this loan is 90 days delinquent and a Notice of Intent to foreclose was sent to the borrower on 6/20/2005. Although the data file states this loan is in active foreclosure status it may not be.
5/25/2005 According to the servicer's response, the foreclosure sale date was scheduled for 6/1/2005, but the sale was suspended for a repayment plan. The borrower appears to be performing on the repayment plan. The 4/30/2005 delinquency file confirmed that this loan is not in foreclosure status. This loan has a LIPD date in February 2005 which would make this loan 30 days delinquent.
4/15/2005 This loan is current and should not be coded as foreclosure.
4/14/2005 Murrayhill asked the servicer if a foreclosure sale date had been set. Texas has a one month foreclosure timeline and the loan has been in foreclosure for two months.
6006575 TX
591
5/1/2004
12/1/2004
BPO 5%
6%
109.18% 12/1/2005 3699999
Monitor
$13,922 $255,000
$213,000
$12,750
$12,656 12/15/2004
Default Reason: (Unknown)
2
10/12/2005 According to the 8/31/2005 data file, the servicer is no longer attempting to workout a loss mitigation strategy with the borrower. Murrayhill asked the servicer when this loan would be charged off. For every month this loan is not charged off, the servicer is advancing $137 in interest.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
8/11/2005 According to the servicer an equity analysis was completed in May 2005 which recommended to charge off this loan. The borrower is attempting a workout with the loss mitigation department.
6/9/2005 Murrayhill asked the servicer if an equity analysis had been performed and for its recommendation.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006605 CA
533
10/1/2004
3/1/2005
BPO 79%
66%
-29.67% 7/1/2006 CC3C36F9
Monitor - BK
($148,064) $635,000
$758,000
$499,000
$497,154 7/20/2005
Default Reason: (Unknown)
1
10/11/2005 The borrower filed for Chapter 13 bankruptcy on 8/19/2005. Murrayhill will continue to monitor this loan to ensure post-petition payments are being made.
9/12/2005 This loan entered foreclosure status on 7/6/2005. Based on California foreclosure timelines, this loan should proceed to foreclosure sale in November 2005. A BPO performed on 7/20/2005 valued the property at $758,000. This represents a 19 percent value increase since origination.
7/13/2005 According to the Los Angeles County website, the 2004 property taxes are delinquent in the amount of $4,874. This property will be sold at tax sale in 2009 if the 2004 property taxes have not been paid by that time. On June 30, 2005, a 10 percent late fee was applied to the delinquent taxes and a one and a half percent fee will be applied monthly until the taxes are paid. Murrayhill will continue to monitor this loan to ensure the property is not lost at tax sale.
6006618 AL
472
9/1/2004
10/1/2004
Sale Price 70%
0%
58.90% 8/24/2005 F9RRRR0
Active
$28,861 $70,000
$40,500
$49,000
$0 7/18/2005
Default Reason: (Unknown)
1
10/5/2005 A loss of $22,295 passed to the trust in the 9/25/2005 distribution. This represents a loss severity of 46 percent.
9/12/2005 This property sold on 7/18/2005 for $40,500. Net proceeds of $36,668 should be applied to the loss.
8/11/2005 According to the 6/30/2005 REO file, this property is under contract with a sales price of $40,500. The estimated closing date is 7/15/2005. According to the premier assets website, this property is no longer listed, which would imply it sold.
6/9/2005 A BPO performed on 4/21/2005 valued this property at $25,000. This is a 64 percent value decline since origination. Based on this value, Murrayhill is estimating a loss of $43,831, a severity of 89 percent. Murrayhill asked the servicer to detail the reasons for the value decline. If the damage is insurable, Murrayhill will request a hazard insurance claim be filed.
4/15/2005 This loan was added to the Watchlist because it is an early payment default, has declined in value severely, and was originated as a cash-out refinance.
6006658 NE
603
3/1/2004
2/1/2005
BPO 100%
303%
102.67% 5/1/2006 CCC36FFF
Monitor
$31,317 $30,500
$10,000
$30,500
$30,344 7/28/2005
Default Reason: (Unknown)
1
9/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss severity of 103 percent. A BPO performed on 7/28/2005 valued the property at $10,000. This is a 67 percent or $20,500 value decline since origination. Murrayhill asked the servicer to explain the large value decline. Murrayhill also requested the servicer review this loan for possible charge off. This loan entered foreclosure status on 6/2/2005. Based on Nebraska foreclosure timelines, this loan should proceed to foreclosure sale in October 2005.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006741 AZ
506
4/1/2004
4/1/2005
BPO 80%
302%
81.96% 8/1/2006 3CCC36F
Monitor
$137,706 $210,000
$55,000
$168,000
$166,218 8/26/2005
Default Reason: (Unknown)
1
10/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $137,706, a severity of 82 percent. A BPO performed on 8/26/2005 valued this property at $55,000. This represents a value decline of $155,000 or 74 percent. Murrayhill asked the servicer to explain the large value decline. This loan entered foreclosure status on 8/2/2005. Based on Arizona foreclosure timelines, this loan should proceed to foreclosure sale in December 2005.
6006770 RI
636
8/1/2004
4/1/2005
Internal Estimate 21%
23%
109.15% 5/1/2006 CCCCC369
Monitor
$43,661 $195,000
$173,300
$40,000
$39,692 6/30/2005
Default Reason: (Unknown)
2
10/12/2005 As of 8/31/2005, this second lien is 90+ days delinquent. Murrayhill asked the servicer if an equity analysis has been performed.
6006775 TX
512
6/1/2004
10/1/2004
BPO 20%
19%
102.48% 12/1/2005 9999999
Active
$24,371 $120,000
$122,000
$23,780
$23,741 8/9/2005
Default Reason: (Unknown)
2
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
9/12/2005 No payments were received in July 2005. If the borrower does not submit a post-petition payment by October 2005, Murrayhill will ask the servicer if a motion for relief has been filed.
8/11/2005 A payment was not received in June 2005.
6/9/2005 A BPO performed on 1/12/2005 valued the property at $118,000. This loan has been added to the Watchlist because Murrayhill is estimating a loss severity of 110 percent. The borrower filed for Chapter 13 bankruptcy on 4/4/2005. Murrayhill will continue to monitor this loan to ensure post-petition payments are made.
4/15/2005 This loan was added to the Watchlist because it is 90 days delinquent and the loan is high risk because it is a second lien.
6006777 TX
511
7/1/2004
5/1/2005
Internal Estimate 20%
25%
109.54% 5/1/2006 C6CCC3C6
Monitor - Pay Plan
$26,182 $121,000
$95,915
$23,900
$23,802 6/30/2005
Default Reason: (Unknown)
2
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006785 CA
543
11/1/2004
10/1/2004
BPO 65%
108%
33.62% 4/1/2006 C999FFF9
Monitor - BK
$54,643 $250,000
$150,000
$162,500
$162,500 6/6/2005
Default Reason: (Unknown)
1
10/12/2005 The borrower filed for Chapter 13 bankruptcy on 9/6/2005. Murrayhill will continue to monitor this loan to ensure post-petition payments are applied to this loan.
8/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $54,643, a severity of 34 percent. This high estimated loss is based on a BPO value of $150,000. This BPO was performed on 6/6/2005 and represents a 40 percent value decline since origination. This loan entered foreclosure status on 5/13/2005 and based on California foreclosure timelines, this loan should go to foreclosure sale in September 2005.
6/9/2005 This loan is a first payment default. A notice of intent was sent to the borrower on 4/11/2005.
6006796 IN
585
12/1/2004
12/1/2004
Internal Estimate 80%
104%
31.94% 8/1/2006 C669FFFF
Monitor
$31,945 $125,000
$95,926
$100,000
$99,948 3/31/2005
Default Reason: (Unknown)
1
7/12/2005 This loan has been added to the Watchlist because it is an early payment default and was originated as a cash-out refinance. This loan entered foreclosure status on 5/13/2005. Based on Indiana foreclosure timelines, this loan should proceed to foreclosure sale in December 2005.
6006814 TX
539
11/1/2004
2/1/2005
BPO 70%
79%
-1.25% 3/1/2006 C3C36FF9
Monitor
($1,559) $177,000
$157,500
$123,900
$123,751 7/13/2005
Default Reason: (Unknown)
1
10/12/2005 According to the 8/31/2005 data file, the foreclosure sale occurred in August 2005, but no foreclosure sale date was provided. This property is now in REO status and is not currently listed.
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
9/12/2005 According to the servicers response, this loan was not set up on a repayment plan. There is no active repayment plan at this time. The foreclosure sale is scheduled for 9/6/2005.
7/12/2005 This borrower has been on a payment plan since March 2005, but no payments have been received. Murrayhill asked the servicer to explain the delay proceeding to foreclosure status.
6006829 TX
573
11/1/2004
5/1/2005
Internal Estimate 72%
91%
14.42% 5/1/2006 CCCCC336
Monitor
$10,799 $104,000
$82,075
$74,880
$74,578 6/30/2005
Default Reason: (Unknown)
1
10/12/2005 This property is located in a area that has been declared a disaster area as a result of Hurricane Rita.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright  2005 The Murrayhill Company. All Rights Reserved.
Watchlist
Loan Number
First Pmt.
Last Paid Dt.
Orig Amount
Current Bal
OLTV
FICO
Delinquency State Orig. Appr.
Current Value CLTV
Est (Gain)/Loss Severity Valuation
Valuation Date MI Certificate
Liq. Date
Coverage Status MI Type Group * Lien
6006860 CA
498
8/1/2004
4/1/2005
BPO 66%
102%
18.25% 7/1/2006 CCCCC36F
Monitor
$91,260 $760,000
$485,000
$499,999
$496,112 8/13/2005
Default Reason: (Unknown)
1
10/12/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $91,260. A BPO performed on 8/13/2005 valued this property at $485,000. This represents a value decline of $275,000 or 36 percent since origination. This loan entered foreclosure status on 8/2/2005. Based on California foreclosure timelines, this loan should proceed to foreclosure sale in December 2006.
SASCO 2005-GEL1 Loan-Level Report Mortgage Data Through: August 31, 2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Prepayment Premium Analysis
Copyright 2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-GEL1 Prepayments
Mortgage Data Through: August 31, 2005
                           9/25/2005 8/25/05  7/25/05  6/25/05  5/25/05  4/25/05


Total Cash Flows
Remitted by Servicers       $55,513  $68,878  $23,564  $75,287  $22,198
$44,153
Remitted by Trustee         $55,513  $68,878  $23,564  $67,552  $22,198
$44,153

Difference                    $0       $0      $7,735   $0       $0      $0


Total Collections by the Servicer
                             9/25/05 8/25/05  7/25/05  6/25/05  5/25/05  4/25/05


Total Paid-Off Loans (A)        33       26       37       36       25      38


Total Paid-Off Loans with Flags  11       7       11       15        4        9



Exceptions
Expired Prepayment Clauses       0        2        1        0        1       0


Liquidations                     1        0        0        0        0       0


(charge-offs, short sale, REO)
Acceleration of Debt             0        0        0        0        0       0


Note did not Allow               0        0        0        0        1       0


Total Exceptions                 1        0        2        1        0        2



Other Exceptions
Prohibited under State Statutes  0        0        0        0        0       0



Loans with Active Prepayment     10       6        9       14        4        7


Premiums with Remitted
Premiums ( B )

Loans without Prepayment         0        1        1        0        0       0


Flags with Remitted Premiums

Total Loans with Remitted        10       6       10       15        4        7


Prepayment Premiums ( C )

Loans with Active Prepayment     10       6        9       14        4        7


Premiums ( D )

Premiums Remitted for Loans      100%    86%     100%   100%      100%     100%


with Active Prepayment
Flags (B/D)

Total Loans with Remitted        100%    86%     111%   107%      100%     100%


Premiums (C/D)

Total Loans with Remitted       30.3%   23.08%   27.03%  41.67%   16.00%
18.42%


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: August 31, 2005

Murrayhill ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff

                                                               Balance
6006618 AL F9RRRR0 7/29/2004 3 7/29/2006 $48,802 $0 0% REO
6006765 CA CCCCCCC0 5/5/2004 2 5/5/2006 $28,741 $1,047 4%
6005682 IL CCCCCCC0 7/2/2004 2 7/2/2006 $26,329 $527 2%
6005725 AZ CCCCCCC0 8/2/2004 2 8/2/2006 $29,863 $1,253 4%
6006836 WA CCCCCCC0 9/7/2004 2 9/7/2006 $496,069 $14,556 3%
6006652 CA CCCCCCC0 9/24/2004 2 9/24/2006 $127,327 $3,686 3%
6006786 CA CCCCCCC0 9/28/2004 2 9/28/2006 $145,775 $6,147 4%
6006648 CA CCC36FF0 9/30/2004 2 9/30/2006 $285,450 $8,386 3%
6006797 KY CCCC3360 10/19/2004 2 10/19/2006 $98,554 $4,196 4%
6006619 AL CCCCCC0 7/30/2004 3 7/30/2007 $68,972 $2,069 3%
6005871 AZ CCCCCCC0 11/25/2003 5 11/25/2008 $568,289 $13,647 2%

*Awaiting Servicer Response

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Three
Loss Analysis
Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical Monthly Losses
Losses Through: July 31, 2005

Date        Loan Loss Amount  Loss Percentage

9/25/05                 $22,349,.77       0.01%

8/25/05          $20,532.03        0.01%

7/25/05          $53.00            0.00%

6/25/05          $0.00             0.00%

5/25/05          $0.00             0.00%

4/25/05          $0.00             0.00%

3/25/05          $0.00             0.00%

2/25/05          $0.00             0.00%

Totals:          $42,934,80        0.03%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Loss Reconciliation Report
Trustee Remittance Date: September 25, 2005


Remittance Statement        Summary

9/25/2005        $22,350        Loan-Level Losses:        $22,350
                                Subsequent Losses:        $0
                                 Subsequent Gains:        $0
                            Monthly Security Loss:        $22,350
                                  Losses Remitted:        $22,350
                                       Difference:        $0

Loan-Level Loss Report

Loan Number        Loss        Loan Number        Loss        Loan Number

Loss
6005729               $22,350
                          Loan-Level Loss Report        Total:        $22,350

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Loss Report
Losses Through: August 31, 2005
September 25, 2005

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6005729  FL    8/11/2004   20%     $86,000    $54.50        0.06%

6006618  AL    7/29/2004    70%    $49,000   $22,295.27    45.50%

August 25, 2005                                 Monthly Total:      $22,350
16.56%

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6006018  IN     6/24/02     44%        $55,000       $20,532 37.33%
                                      $125,000

                                  Monthly Total:     $20,532 37.33%
July 25, 2005

Loan    State Origination Original Original Amount    Loss    Loss
Number           Date       LTV    Original Appraisal       Severity

6005676   CA    7/12/04    20%         $63,000        $28    0.04%
                                      $315,000
6005678   CA     7/2/04    20%         $88,000        $25    0.03%
                                      $440,000

                                 Monthly Total:       $53    0.04%
                                 Overall Total:   $20,585    9.99%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005

AsOfDate  30 Days    60 Days     90 Days       FC      REO
1/31/05 $2,786,078  $1,383,899  $84,289     $227,152    $0
2/28/05 $4,485,958  $2,384,268  $496,486    $1,063,358  $0
3/31/05 $3,803,409  $1,501,902  $546,483    $1,623,343  $0
4/30/05 $7,288,578  $1,718,700  $1,096,430  $1,263,970  $48,969
5/31/05 $7,570,527  $2,590,389  $579,300    $1,974,025  $48,969
6/30/05 $7,492,719  $3,270,519  $1,511,129  $3,051,670  $146,969
7/31/05 $5,018,058  $4,123,296  $2,147,001  $3,981,206  $271,224
8/31/05 $4,465,950  $3,096,940  $3,047,029  $4,776,432  $98,000

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005

AsOfDate 30 Days  60 Days  90 Days  FC   REO
1/31/05   44       19         1      2    0
2/28/05   37       23        10      7    0
3/31/05   26       17        10     12    0
4/30/05   48       12        15     12    1
5/31/05   53       21        12     15    1
6/30/05   50       23        19     21    2
7/31/05   48       27        22     25    3
8/31/05   43       24        28     29    1

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005

Date   Distribution  CPR   3-Month    6-Month   12-Month
           Date              MA          MA       MA
8/31/05   9/25/05  100.00% 99.99%     99.34%
7/31/05   8/25/05  35.99%  38.38%     35.69%
6/30/05   7/25/05  36.55%  36.75%
5/31/05   6/25/05  42.38%  39.77%
4/30/05   5/25/05  30.79%  32.88%
3/31/05   4/25/05  45.21%
2/28/05   3/25/05  20.27%
1/31/05   2/25/05  31.98%

Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: August 31, 2005

         Weighted  Default  Monthly  CDR     SDA    SDA %
Date   Average Age   Amt    Default (F-R)   Curve
                             Rate
8/31/05   222.92  $0            0.00%   0.00%   0.03%     0%
7/31/05   21.97   $124,255  0.10%   1.19%   0.44%   272%
6/30/05   20.86   $98,000   0.07%   0.84%   0.42%
5/31/05   19.88   $0        0.00%   0.00%   0.40%     0%
4/30/05   18.72   $0        0.00%   0.00%   0.37%     0%
3/31/05   17.76   $0        0.00%   0.00%   0.36%     0%
2/28/05   15.01   $0        0.00%   0.00%   0.30%     0%
1/31/05   15.43   $0        0.00%   0.00%   0.31%     0%

Averages: 18.52   $31,751   0.02%   0.29%   0.37%    67%

Copyright 2005 The Murrayhill Company. All Rights Reserved.